Exhibit 99.2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results                                       Three Months Ended
(Dollars in thousands, except per share amounts)                         March 31,
------------------------------------------------------------------------------ ----------------
                                                                    2004           2003 (1)
                                                              ---------------- ----------------

Revenues:
  Rental                                                      $        64,229  $        61,955
  Other property                                                        2,102            2,064
                                                              ---------------- ----------------
    Total property revenues                                            66,331           64,019
  Interest and other                                                    3,475            2,266
                                                              ---------------- ----------------
                                                                       69,806           66,285
                                                              ---------------- ----------------
Expenses:
  Property operating                                                   21,841           20,790
  Depreciation and amortization                                        18,432           13,302
  Interest                                                             14,310           13,207
  Amortization of deferred financing costs                                273              220
  General and administrative                                            2,930            2,309
                                                              ---------------- ----------------
    Total expenses                                                     57,786           49,828
                                                              ---------------- ----------------
Income from continuing operations before minority interests            12,020           16,457

Minority interests                                                     (5,570)          (6,812)
                                                              ---------------- ----------------
Net income                                                              6,450            9,645

Dividends to preferred stockholders - Series F                           (488)              --
                                                              ---------------- ----------------
Net income available to common stockholders                   $         5,962  $         9,645
                                                              ================ ================

Net income per share - basic                                  $          0.26  $          0.46
                                                              ================ ================

Net income per share - diluted                                $          0.26  $          0.45
                                                              ================ ================

(1) The results for the three months ended March 31, 2003 have been restated to reflect the retroactive adoption of FIN 46 Revised and SFAS 123.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results
Selected Line Item Detail                                               Three Months Ended
(Dollars in thousands)                                                       March 31,
---------------------------------------------------------------------------------- ----------------
                                                                        2004             2003
                                                                  ---------------- ----------------
Interest and other
  Interest income                                                 $           146  $            57
  Equity income in co-investments and lease income                          2,040              840
  Fee income                                                                1,280            1,198
  Miscellaneous - non-recurring                                                 9              171
                                                                  ---------------- ----------------
    Interest and other                                            $         3,475  $         2,266
                                                                  ================ ================
Property operating expenses
  Maintenance and repairs                                         $         4,383  $         4,399
  Real estate taxes                                                         5,544            4,829
  Utilities                                                                 3,014            2,902
  Administrative                                                            6,916            6,841
  Advertising                                                                 840              963
  Insurance                                                                 1,144              856
                                                                  ---------------- ----------------
    Property operating expenses                                   $        21,841  $        20,790
                                                                  ================ ================
General and administrative
  Total general and administrative                                $         4,231  $         3,392
  Allocated to property operating expenses - administrative                (1,046)            (937)
  Capitalized and incremental to real estate under development               (255)            (146)
                                                                  ---------------- ----------------
    Net general and administrative                                $         2,930  $         2,309
                                                                  ================ ================
Minority interests
  Limited partners of Essex Portfolio, L.P.                       $           623  $         1,120
  Perpetual preferred distributions                                         4,104            4,580
  Series Z and Z-1 incentive units                                             75               44
  Third party ownership interests                                            (372)             (81)
  Down REIT limited partners' distributions                                 1,140            1,149
                                                                  ---------------- ----------------
    Minority interests                                            $         5,570  $         6,812
                                                                  ================ ================

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations                               Three Months Ended
(Dollars in thousands, except share and per share amounts)           March 31,
--------------------------------------------------------------------------- ----------------
                                                                 2004           2003 (1)
                                                           ---------------- ----------------
Funds from operations

Income before minority interests                           $        12,020  $        16,457
Adjustments:
  Depreciation and amortization                                     18,432           13,302
  Depr. and amort. - unconsolidated co-investments
    and minority interests                                             834              591
  Minority interests                                                (4,872)          (5,648)
  Dividends to preferred stockholders - Series F                      (488)              --
                                                           ---------------- ----------------
    Funds from operations                                  $        25,926  $        24,702
                                                           ================ ================

Components of the change in FFO

Same property NOI                                          $            51
Non-same property NOI                                                1,210
Other - corporate and unconsolidated co-investments                  1,452
Interest expense and amortization of deferred financing             (1,156)
General and administrative                                            (621)
Minority interests                                                     776
Dividends to preferred stockholders - Series F                        (488)
                                                           ----------------
    Funds from operations                                  $         1,224
                                                           ================
Funds from operations per share - diluted                  $          1.02  $          1.05
                                                           ================ ================
    Percentage decrease                                               -2.9%
                                                           ================

Weighted average number of shares outstanding diluted (2)       25,370,177       23,494,051
                                                           ================ ================

(1) The results for the three months ended March 31, 2003 have been restated to reflect the retroactive adoption of FIN 46 Revised and SFAS 123.
(2) Assumes conversion of the weighted average operating partnership interests in the
    Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheet
(Dollars in thousands)
                                                                  March 31,2004      December 31,2003 (1)
---------------------------------------------------------------------------------- -----------------------
Real Estate:
  Land and land improvements                                   $          496,130  $              469,347
  Buildings and improvements                                            1,654,365               1,514,775
                                                               ------------------- -----------------------
                                                                        2,150,495               1,984,122
  Less:  accumulated depreciation                                        (284,203)               (265,763)
                                                               ------------------- -----------------------
                                                                        1,866,292               1,718,359
  Investments                                                              83,125                  79,567
  Real estate under development                                            62,942                  55,183
                                                               ------------------- -----------------------
                                                                        2,012,359               1,853,109
Cash and cash equivalents                                                  35,022                  25,943
Other assets                                                               32,658                  29,185
Deferred charges, net                                                       9,757                   8,574
                                                               ------------------- -----------------------
    Total assets                                               $        2,089,796  $            1,916,811
                                                               =================== =======================

Mortgage notes payable                                         $          967,392  $              891,798
Lines of credit                                                           199,100                  93,100
Other liabilities                                                          63,764                  57,371
                                                               ------------------- -----------------------
Total liabilities                                                       1,230,256               1,042,269
Minority interests                                                        289,346                 293,143

Stockholders' Equity:
  Common stock                                                                  2                       2
  Series F cumulative redeemable preferred stock, liquidation va           25,000                  25,000
  Additional paid-in-capital                                              643,552                 642,643
  Distributions in excess of accumulated earnings                         (98,360)                (86,246)
                                                               ------------------- -----------------------
    Total liabilities and stockholders' equity                 $        2,089,796  $            1,916,811
                                                               =================== =======================
(1) The December 31, 2003 consolidated balance sheet has been restated for the retroactive adoption of the provisions of FIN 46 Revised and SFAS 123.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2004
(Dollars in thousands)

                                                  Percentage of                Weighted          Weighted
                                                    Total       Balance         Average       Average Maturity
                                                     Debt      Outstanding  Interest Rate (1)    In Years
                                                  ----------  ------------- ----------------  --------------
Mortgage notes payable
  Fixed rate - secured                                   67% $     786,662              6.8%            6.4
  Tax exempt variable (2)                                15%       180,730              2.6%           25.1
                                                  ---------- -------------- ----------------  --------------
    Total mortgage notes payable                         83%       967,392              6.4%            9.9
                                                  ---------- -------------- ----------------  ==============

Line of credit - secured (3)                              7%        80,600              1.6%
Line of credit - unsecured (4)                           10%       118,500              2.2%
                                                  ---------- -------------- ----------------
                                                         17%       199,100              1.9%
                                                  ---------- -------------- ----------------
    Total debt                                          100% $   1,166,492              5.8%
                                                  ========== ============== ================

                        Scheduled principal payments (excludes lines of credit)

                                                     2004    $      15,154
                                                     2005           42,583
                                                     2006           22,852
                                                     2007           87,628
                                                     2008          153,016
                                                  Thereafter       646,159
                                                             --------------
                                                    Total    $     967,392
                                                             ==============

Interest expense coverage is 3.3 times earnings before gain, interest, taxes, depreciation and amortization.
Capitalized interest for the quarter ended March 31, 2004 was $916.

(1) Weighted average interest rate for variable rate debt are approximate current values.
(2) Subject to interest rate protection agreements.
(3) Secured line of credit commitment is $90 million, increasing to $100 million in July 2004 and matures in January 2009.
    This line is secured by four of Essex's multifamily communities. The underlying interest rate is currently the
    Freddie Mac Reference Rate plus .55% to .60%.
(4) Unsecured line of credit commitment is $185 million and matures in May 2004.
    The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.10%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - March 31, 2004
(Dollars and shares in thousands, except per share amounts)

Total debt                                                       $   1,166,492
                                                                 ==============

Common stock and potentially dilutive securities
   Common stock outstanding                                             22,881
   Limited partnership units (1)                                         2,408
   Options-treasury method                                                 172
                                                                 --------------
Total common stock and potentially dilutive securities                  25,461   shares

Common stock price per share as of March 31, 2004                $      65.500
                                                                 --------------
Market value of common stock and potentially dilutive securities $   1,667,696

Perpetual preferred units/stock                                  $     210,000   8.567% weighted average pay rate
                                                                 --------------
Total equity capitalization                                      $   1,877,696
                                                                 --------------
Total market capitalization                                      $   3,044,188
                                                                 ==============
Ratio of debt to total market capitalization                              38.3%
                                                                 ==============

(1)Assumes conversion of all outstanding operating partnership interests in the
   Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2004 and 2003
(Dollars in thousands)
                                            Southern California        Northern California         Pacific Northwest          Other real estate assets(1Total
                                            -------------------------  --------------------------  -------------------------  ------------------------- -------------------------
                                              2004     2003   % Change   2004     2003   % Change    2004     2003   % Change   2004     2003   % Change  2004     2003   % Chang
                                            -------- -------- -------  -------- -------- --------  -------- -------- -------  -------- -------- ------- -------- -------- -------

Revenues:

  Same property revenues                    $24,604  $23,567     4.4%  $12,593  $13,725     -8.2%  $10,311  $10,321    -0.1%  $  --    $  --      n/a   $47,508  $47,613    -0.2%
  Non same property revenues(2)              12,448    9,512             3,225    2,491              1,888      835             1,262    3,568           18,823   16,406
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total Revenues                          $37,052  $33,079           $15,818  $16,216            $12,199  $11,156           $ 1,262  $ 3,568          $66,331  $64,019
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Property operating expenses:

  Same property operating expenses          $ 7,633  $ 7,533     1.3%  $ 3,748  $ 3,902     -3.9%  $ 3,489  $ 3,591    -2.8%  $  --    $  --      n/a   $14,870  $15,026    -1.0%
  Non same property operating expenses(2)     4,157    2,691             1,329      952                755      258               730    1,863            6,971    5,764
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total property operating expenses       $11,790  $10,224           $ 5,077  $ 4,854            $ 4,244  $ 3,849           $   730  $ 1,863          $21,841  $20,790
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Net operating income:

  Same property net operating income        $16,971  $16,034     5.8%  $ 8,845  $ 9,823    -10.0%  $ 6,822  $ 6,730     1.4%  $  --    $  --      n/a   $32,638  $32,587     0.2%
  Non same property operating income(2)       8,291    6,821             1,896    1,539              1,133      577               532    1,705           11,852   10,642
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total net operating income              $25,262  $22,855           $10,741  $11,362            $ 7,955  $ 7,307           $   532  $ 1,705          $44,490  $43,229
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Same property operating margin                   69%      68%               70%      72%                66%      65%             n/a      n/a                69%      68%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property turnover percentage                49%      55%               44%      55%                47%      51%             n/a      n/a                47%      54%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property concessions                   $   147  $   133           $   166  $   178            $   155  $   297           $  --    $  --            $   468  $   608
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Average same property average concessions   $   163  $   133           $   404  $   346            $   299  $   529           $  --    $  --            $   256  $   292
  per turn (In dollars)                     ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Net operating income percentage of total         57%      53%               24%      26%                18%      17%                1%       4%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Loss to lease(3)                            $ 9,269                    $(1,846)                    $  (149)                   $  n/a                    $ 7,274
                                            ========                   ========                    ========                   ========                  ========
  Loss to lease as a percentage                 4.9%                      -2.8%                       -0.3%                      n/a                        2.6%
  of rental income                          ========                   ========                    ========                   ========                  ========

Reconciliation of apartment units at end of period

  Same property consolidated apartment units  7,339    7,339             3,737    3,737              4,402    4,402              --       --             15,478   15,478
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
  Consolidated Apartment Units               11,265   10,190             4,489    4,177              5,212    4,703               578      578           21,544   19,648
  Joint Venture                               4,590    3,464               116      116                741      741              --       --              5,447    4,321
  Under Development                             686      686               370      562               --       --                --       --              1,056    1,248
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total apartment units at end of period   16,541   14,340             4,975    4,855              5,953    5,444               578      578           28,047   25,217
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
    Percentage of total                          59%      57%               18%      19%                21%      22%                2%       2%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Average same property financial occupancy      96.2%    95.2%             95.8%    95.9%              95.9%    94.5%             n/a      n/a              96.0%    95.2%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
(1) Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2) Includes properties which subsequent to December 31, 2002 were not consolidated, or either acquired or in a stage of development or redevelopment without stabilized operations.
(3) Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions)
    and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended March 31, 2004, March 31, 2003 and December 31, 2003
(Dollars in thousands)

                                                       March 31,    March 31,             December 31,
                                             Units      2004          2003     % Change       2003     % Change
                                            ------- ------------ ------------- --------   ------------ --------

Southern California
  Ventura County                             1,229  $     4,169  $      4,115      1.3%   $     4,291     -2.8%
  Los Angeles County                         2,271        8,565         8,155      5.0%         8,545      0.2%
  Orange County                                932        3,902         3,800      2.7%         3,924     -0.6%
  San Diego County                           2,907        7,968         7,497      6.3%         7,926      0.5%
                                            ------- ------------ -------------            ------------
    Total Southern California                7,339  $    24,604  $     23,567      4.4%   $    24,686     -0.3%
                                            ------- ------------ -------------            ------------

Northern California
  San Francisco County                          99  $       340  $        356     -4.5%   $       332      2.4%
  Santa Clara County                         1,696        5,902         6,559    -10.0%         6,009     -1.8%
  Alameda County                             1,116        3,384         3,716     -8.9%         3,383      0.0%
  Contra Costa County                          826        2,967         3,094     -4.1%         2,952      0.5%
                                            ------- ------------ -------------            ------------
    Total Northern California                3,737  $    12,593  $     13,725     -8.2%   $    12,676     -0.7%
                                            ------- ------------ -------------            ------------

Pacific Northwest
  Seattle                                    3,527  $     8,532  $      8,533     -0.0%   $     8,451      1.0%
  Portland                                     875        1,779         1,788     -0.5%         1,708      4.2%
                                            ------- ------------ -------------            ------------
    Total Pacific Northwest                  4,402  $    10,311  $     10,321     -0.1%   $    10,159      1.5%
                                            ------- ------------ -------------            ------------

Total same property revenues                15,478  $    47,508  $     47,613     -0.2%   $    47,521     -0.0%
                                            ======= ============ ============= ========   ============ ========

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - March 31, 2004
(Dollars in millions)

                                                                                          Total     Estimated
                                                                           Estimated     Incurred   Remaining   Initial    Stabilized     %         %
Project Name                                Location              Units       Cost       to Date       Cost     Occupancy  Operations   Leased   Occupied
------------------------------------------- -------------------  -------  ------------  ----------  ---------- ----------- ----------- -------- ----------

Development Communities
-------------------------------------------

Direct Development - Consolidated

   Hidden Valley-Parker Ranch(1)            Simi Valley, CA         324  $       48.3  $     45.4  $      2.9    Dec-03      Oct-04      38%       28%

   The San Marcos Phase II                  Richmond, CA            120          23.9        14.8         9.1    Aug-04      Jan-05      n/a       n/a

   Pre-development                                                                2.7         2.7         0.0         --        --          --     n/a
                                                                 ------- ------------- ----------- -----------
     Subtotal - direct development                                  444  $       74.9  $     62.9  $     12.0

Joint Venture Transactions - Unconsolidated(2)

   River Terrace                            Santa Clara, CA         250          56.8        38.7        18.1    Aug-04      Jun-05      n/a       n/a

   Chesapeake                               San Diego, CA           230          44.9        37.1         7.8    Jun-04      Dec-04      n/a       n/a

   Kelvin Avenue                            Irvine, CA              132           5.7         5.7         --        --          --       n/a       n/a

                                                                 ------- ------------- ----------- -----------
     Total - development                                          1,056  $      182.3  $    144.4  $     37.9
                                                                 ======= ============= =========== ===========

Stabilized Communities - First Quarter 2004
-------------------------------------------
   None

(1)The Company acquired bond financing which closed in December 2002. The Company has a 75% interest in this development project.
(2)The Company has a 21.4% interest in development projects owned by the Fund.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - March 31, 2004
(Dollars in thousands)

                                                                 Total    Estimated
                                                    Estimated  Incurred   Remaining  Redevelopment  Restabilized
Project Name                                Units     Cost      to date     Cost         Start       Operations
------------------------------------------ ------- ---------- ---------- ----------  -------------  ---------------

Hillcrest Park - Phase II                    608   $   3,429  $   2,009  $   1,420      Apr-03           (1)

Kings Road                                   196       5,967        250      5,717      Jan-04           (1)

Rosebeach (2)                                174       3,537      2,125      1,412      Mar-03           (1)
                                           ------- ---------- ---------- ----------
Total                                        978   $  12,933  $   4,384  $   8,549
                                           ======= ========== ========== ==========

Re-stabilized Communities - First Quarter 2004
------------------------------------------

None

(1)Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment project. A component of these redevelopments are upgrades to unit interiors.
   These will be completed in the normal course of unit turnover.

(2)The Company has a 21.4% interest in the asset owned by the Fund.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
Investments - March 31, 2004                                                                   Debt
                                                                           -------------------------------------                          Essex
(Dollars in thousands)                                   Book    Estimated                     Interest Maturity  Value of   Company     Equity
                                                        Value    Value(1)    Amount    Type      Rate     Date     Equity   Ownership   Value(2)
---------------------------------------------------------------  --------- -------------------------------------  --------  ---------   ---------
Joint Ventures
   Essex Apartment Value Fund, L.P.
     Andover Park, Beaverton, OR                                           $ 12,211    Fixed       6.60% Oct-11
     Vista Del Rey (El Encanto), Tustin, CA                                   7,859    Fixed       6.95% Feb-11
     Rosebeach, La Mirada, CA                                                 8,298    Fixed       7.09% Feb-11
     Hunt Club, Lake Oswego, CA                                              11,501    Fixed       7.05% Feb-11
     The Crest, Pomona, CA                                                   35,330    Fixed       7.99% Jul-05
     Foxborough (Woodland), Orange, CA                                        4,823    Fixed       7.84% Jul-09
     The Arboretum at Lake Forest, Lake Forest, CA                           22,892    Fixed       5.16% Feb-10
     Ocean Villas, Oxnard, CA                                                 9,894    Fixed       5.42% Apr-13
     Villas at Carlsbad, Carlsbad, CA                                         9,523    Fixed       5.03% Aug-11
     Huntington Villas, Huntington Beach, CA                                 38,036    Fixed       4.64% May-10
     The Villas at San Dimas, San Dimas, CA                                  13,007    Fixed       4.67% May-10
     The Villas at Bonita, San Dimas, CA                                      8,275    Fixed       4.67% May-10
     Villa Venetia, Costa Mesa, CA                                           53,387    Fixed       4.58% May-13
     Coronado at Newport - North, Newport Beach, CA - 49.9% (3)                 --
     Coronado at Newport - South, Newport Beach, CA  - 49.9% (3)                --
     Kelvin Avenue, Irvine, CA (development)                                    --
     Chesapeake, San Diego, CA (development)                                 23,654    Var.    LIBOR+ 2% Jan-07
     Rivermark, Santa Clara, CA (development)                                11,972    Var.    LIBOR+ 2% Jan-07

     Line of credit                                                             --     Var.   LIBOR+.875 Jun-04
                                                                            --------
                                                      $ 51,261  $ 482,464   270,662                              $211,802       21.4%  $  45,326
   AEW
     The Pointe at Cupertino, Cupertino, CA                                  14,134    Fixed       4.86% Nov-12
     Tierra Vista, Oxnard, CA                                                37,255    Fixed       5.93% Jun-07
                                                                            --------
                                                         4,293     81,743    51,389                                30,354       20.0%      6,071
   Lend Lease
     Coronado at Newport - North, Newport Beach, CA                          55,892    Fixed       5.30% Dec-12
     Coronado at Newport - South, Newport Beach, CA                          49,215    Fixed       5.30% Dec-12
                                                                            --------
                                                        15,649    170,143   105,107                                65,036       49.9%     32,453
   Other Joint Ventures
     Park Hill Apartments, Issaquah, WA                  5,673     28,743    21,287    Fixed       6.90% Aug-29     7,456       45.0%(4)   5,673
Other                                                    6,249                                                                             6,249
                                                      ---------                                                                        ----------
                                                      $ 83,125                                                                         $  95,772
                                                      =========                                                                        ==========

(1)Estimated value based on estimated 2004 net operating income applying capitalization rates ranging from 7.00% to 7.25% on stabilized multifamily properties.  Other properties, either in development, redevelopment or acquired less than 12 months ago are valued at cost.
(2)Although the Company generally intends to hold these properties for use, the Company equity value assumes liquidation at March 31, 2004.
(3)The Fund accounts for its investment in this property under the equity method of accounting. Estimated value is equal to the Fund's book value of its equity investment.
(4)The Company's 45% ownership interest receives a cumulative preferred return.

See Company's 10-K and 10-Q for additional disclosures